Supplement Dated May 1, 2020

To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln CVUL Series III Elite

Lincoln Corporate Variable 4

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln CVUL Series III Elite

Lincoln Corporate Variable 4

This Supplement outlines changes to the investment options under your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Effective on or about May 1, 2020, the following funds will be available as new investment options under your Policy.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation

•                  LVIP T. Rowe Price 2060 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income.

For complete details relating to these changes, including the fees, investment strategies, and risks of the Funds, please refer to the Funds’ prospectuses.

Please retain this Supplement for future reference.